UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported):  June 12, 2022
 ZOVIO INC
(Exact name of registrant as specified in its charter)

Delaware	001-34272	59-3551629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1811 E. Northrop Blvd, Chandler, AZ 85286
(Address of principal executive offices, including zip code)

 (858) 668-2586
(Registrant’s telephone number, including area code)
 None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
 ☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZVO	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Notice of Resignation of Executive Officer
On June 12, 2022, Matthew Hillman, EVP University Partnerships, informed Zovio Inc (the “Company” or “our”) of his decision to resign from his employment effective immediately.
Cash Bonuses Awarded to Named Executive Officers
On June 13, 2022, the Compensation Committee of the Company's Board of Directors granted one-time cash bonuses (the “Bonuses”) as set forth in the table below to Kevin S. Royal and John W. Semel, each of whom is listed as a named executive officer in the Company's proxy statement filed with the Securities and Exchange Commission on May 20, 2022. The Bonuses were granted in accordance with all applicable Company compensation policies and guidelines and as an acknowledgement of the significant efforts of Messrs. Royal and Semel in connection with the Company's previously disclosed disposition of TutorMe, LLC.

Name	One-Time Cash Bonus
Kevin S. Royal	$108,625
John W. Semel	$250,000
Item 5.07.     Submission of Matters to a Vote of Security Holders.
On June 15, 2022, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”). Of the 34,075,329 shares of our common stock, par value $0.01 per share (“Common Stock”) outstanding as of April 22, 2022, holders of 26,095,543 shares of Common Stock were represented, either by attending the Annual Meeting or by proxy, constituting (i) a quorum under the Company’s bylaws and (ii) approximately 76.6% of the outstanding shares of Common Stock entitled to vote. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.
1 - Election of Three Class I Directors. The following nominees were re-elected by the holders of Common Stock to serve as our Class I directors to hold office until our 2025 annual meeting of stockholders and until their successors have been duly elected and qualified:

Nominee	For	Withheld	Broker Non-Votes
Ron Huberman	16,241,095	2,407,224	7,447,224
John J. Kiely	15,894,644	2,753,675	7,447,224
George P. Pernsteiner	12,475,473	6,172,846	7,447,224
2 - Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified based on the following results of voting:

For	Against	Abstain	Broker Non-Votes
25,007,656	11,896	1,075,991	—

SIGNATURES
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOVIO INC

	By:	/s/ Matt Mitchell
Name: Matt Mitchell
Date: June 16, 2022		Title: Senior Vice President, General Counsel